SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 22, 2015

NEW GLOBAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

WYOMING	333-179669	45-4349842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 East 17th Street, Suite 4217, Cheyenne, WY	82001
(Address of principal executive offices)	(Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

(307) 633-9192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective January 22, 2015, by Unanimous Consent, the Board of Directors of the Company approved the designation of 25,000 shares of the Company’s Preferred Stock as “Series A Redeemable Convertible Preferred Stock” providing for redemption, conversion and preferences a set out in the Certificate of Designation of Rights, Privileges, Preferences and Restrictions of Series A Redeemable Convertible Preferred Stock of New Global Energy, Inc. filed as Exhibit 4.1 with this Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 4.1	Certificate of Designation of Rights, Privileges, Preferences and Restrictions of Series A Redeemable Convertible Preferred Stock of New Global Energy, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Global Energy, Inc.

Date: January 22, 2015	By:	/s/ Perry Douglas West
Perry Douglas West, CEO

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Item 9.01 Financial Statements and Exhibits

Exhibit 4.1	Certificate of Designation of Rights, Privileges, Preferences and Restrictions of Series A Redeemable Convertible Preferred Stock of New Global Energy, Inc.

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